Sub-Item  77Q1 (e)  Investment Management Contract

The Investment Management Contract dated October 30, 2000 between Registrant and Reich & Tang Asset Management L.P. is incorporated by reference to exhibit (d) of Post-Effective Amendment No. 28 to Registrant's registration statement filed under rule 485(b) under the Securities Act of 1933 on May 31, 2001 (Accession No. 0000759699-01-500069).